                                                                   Exhibit 10.58

                          SUPPLEMENTAL INDENTURE TO BE
                             DELIVERED BY GUARANTORS

     SUPPLEMENTAL INDENTURE (this "Supplemental Indenture"), dated as of
November 4, 2003, among L-3 Communications Aeromet, Inc., an Oregon corporation,
AMI Instruments, Inc., an Oklahoma corporation, Apcom, Inc., a Maryland corporation, Broadcast Sports Inc., a Delaware corporation, Celerity Systems
Incorporated, a California corporation, Electrodynamics, Inc., an Arizona corporation, L-3 Communications Avionics Component Overhaul and Repair, Inc., a
Delaware corporation, L-3 Communications Avionics Systems, Inc., a Delaware
corporation, L-3 Communications FlightSystems Corporation, an Ohio corporation,
Henschel Inc., a Delaware corporation, Hygienetics Environmental Services, Inc., a Delaware corporation, Interstate Electronics Corporation, a California
corporation, KDI Precision Products, Inc., a Delaware corporation, L-3
Communications AIS GP Corporation, a Delaware corporation, L-3 Communications
Atlantic Science and Technology Corporation, a New Jersey corporation, L-3
Communications Aydin Corporation, a Delaware corporation, L-3 Communications
Corporation, a Delaware corporation, L-3 Communications ESSCO, Inc., a Delaware corporation, L-3 Communications Government Services, Inc., a Virginia
corporation, L-3 Communications ILEX Systems, Inc., a Delaware corporation, L-3
Communications IMC Corporation, a Connecticut corporation, L-3 Communications
Integrated Systems L.P., a Delaware limited partnership, L-3 Communications
Investments, Inc., a Delaware corporation, L-3 Communications Klein Associates,
Inc., a Delaware corporation, L-3 Communications Security and Detection Systems
Corporation Delaware, a Delaware corporation, L-3 Communications Security and
Detection Systems Corporation California, a California corporation, L-3
Communications SPD Technologies, Inc., a Delaware corporation, L-3
Communications Storm Control Systems, Inc., a California corporation, L-3
Communications TMA Corporation, a Virginia corporation, L-3 Communications
Westwood Corporation, a Nevada corporation, MCTI Acquisition Corporation, a
Maryland Corporation, Microdyne Communications Technologies Incorporated, a
Maryland corporation, Microdyne Corporation, a Maryland corporation, Microdyne
Outsourcing Incorporated, a Maryland corporation, MPRI, Inc., a Delaware corporation, Pac Ord Inc., a Delaware corporation, Power Paragon, Inc., a
Delaware corporation, Ship Analytics, Inc., a Connecticut corporation, Ship
Analytics International, Inc., a Delaware corporation, Ship Analytics USA, Inc., a Connecticut corporation, Southern California Microwave, Inc., a California
corporation, SPD Electrical Systems, Inc., a Delaware corporation, SPD Holdings,
Inc., a Delaware corporation, SPD Switchgear Inc., a Delaware corporation,
SYColeman Corporation, a Florida corporation, Troll Technology Corporation, a
California corporation, Wescam Air Ops Inc., a Delaware corporation, Wescam Air
Ops LLC, a Delaware limited liability company, Wescam Holdings (US) Inc., a
Delaware corporation, Wescam Incorporated, a Florida corporation, Wescam LLC, a
Delaware limited liability company, Wescam Sonoma Inc., a California corporation and Wolf Coach, Inc., a Massachusetts corporation (each, a "Guarantor", and collectively, the "Guarantors"), each a subsidiary of L-3 Communications
Holdings, Inc. (or its permitted successor), a Delaware corporation (the
"Company"), the Company and The Bank of New York, as trustee under the indenture referred to below (the "Trustee").

                              W I T N E S S E T H:

     WHEREAS, the Company has heretofore executed and delivered to the Trustee an indenture (the "Indenture"), dated as October 24, 2001 providing for the issuance of an aggregate principal amount of up to $420,000,000 of 4.00% Senior
Subordinated Convertible Contingent Debt Securities (CODES) due 2011 (the
"Securities");

     WHEREAS, the Indenture provides that under certain circumstances the
Guarantors shall execute and deliver to the Trustee a supplemental indenture pursuant to which the Guarantors shall unconditionally guarantee all of the
Company's Obligations under the Securities and the Indenture on the terms and conditions set forth herein (the "Guarantee"); and

     WHEREAS, pursuant to Section 14.7 of the Indenture, the Trustee is authorized to execute and deliver this Supplemental Indenture.

     NOW THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt of which is hereby acknowledged, the
Guarantors and the Trustee mutually covenant and agree for the equal and ratable benefit of the Holders of the Securities as follows:

     1. CAPITALIZED TERMS. Capitalized terms used herein without definition shall have the meanings assigned to them in the Indenture.

     2. AGREEMENT TO GUARANTEE. Each Guarantor hereby agrees as follows:

          (a)  Each Guarantor, jointly and severally with all other current and future guarantors of the Securities (collectively, the
               "Guaranteeing Subsidiaries" and each, a "Guaranteeing
               Subsidiary"), unconditionally guarantees to each Holder of a
               Security authenticated and delivered by the Trustee and to the
               Trustee and its successors and assigns, regardless of the
               validity and enforceability of the Indenture, the Securities or the Obligations of the Company under the Indenture or the
               Securities, that:

               (i)  the principal of, premium, interest (including Contingent
                    Interest, if any) and Additional Amounts, if any, on the
                    Securities will be promptly paid in full when due, whether at maturity, by acceleration, redemption or otherwise, and interest on the overdue principal of, premium, interest
                    (including Contingent Interest, if any) and Additional
                    Amounts, if any, on the Securities, to the extent lawful,
                    and all other Obligations of the Company to the Holders or the Trustee thereunder or under the Indenture will be
                    promptly paid in full, all in accordance with the terms
                    thereof; and

               (ii) in case of any extension of time for payment or renewal of any Securities or any of such other Obligations, that the

                    same will be promptly paid in full when due in accordance
                    with the terms of the extension or renewal, whether at
                    stated maturity, by acceleration or otherwise.

          (b)  Notwithstanding the foregoing, in the event that this Guarantee would constitute or result in a violation of any applicable fraudulent conveyance or similar law of any relevant
               jurisdiction, the liability of each Guarantor under this
               Supplemental Indenture and its Guarantee shall be reduced to the maximum amount permissible under such fraudulent conveyance or similar law.

     3. EXECUTION AND DELIVERY OF GUARANTEES.

          (a)  To evidence its Guarantee set forth in this Supplemental
               Indenture, each Guarantor hereby agrees that a notation of such
               Guarantee, substantially in the form included as Exhibit B to the
               Indenture, shall be endorsed by an Officer of such Guarantor on each Security authenticated and delivered by the Trustee after the date hereof.

          (b)  Notwithstanding the foregoing, each Guarantor hereby agrees that its Guarantee set forth herein shall remain in full force and effect notwithstanding any failure to endorse on each Security a notation of such Guarantee.

          (c)  If an Officer whose signature is on this Supplemental Indenture or on the Guarantee no longer holds that office at the time the
               Trustee authenticates the Security on which a Guarantee is endorsed, the Guarantee shall be valid nevertheless.

          (d)  The delivery of any Security by the Trustee, after the authentication thereof under the Indenture, shall constitute due delivery of the Guarantee set forth in this Supplemental
               Indenture on behalf of each Guarantor.

          (e)  Each Guarantor hereby agrees that its obligations hereunder shall be unconditional, regardless of the validity, regularity or enforceability of the Securities or the Indenture, the absence of any action to enforce the same, any waiver or consent by any
               Holder of the Securities with respect to any provisions of the
               Securities or the Indenture, the recovery of any judgment against the Company, any action to enforce the same or any other
               circumstance which might otherwise constitute a legal or
               equitable discharge or defense of a guarantor.

          (f)  Each Guarantor hereby waives diligence, presentment, demand of payment, filing of claims with a court in the event of insolvency or bankruptcy of the Company, any right to require a proceeding first against the Company, protest, notice and all demands whatsoever

               and covenants that its Guarantee made pursuant to this
               Supplemental Indenture will not be discharged except by complete performance of the obligations contained in the Securities and the Indenture.

          (g)  If any Holder or the Trustee is required by any court or otherwise to return to the Company or any Guarantor, or any
               Custodian, Trustee, liquidator or other similar official acting in relation to either the Company or such Guarantor, any amount paid by either to the Trustee or such Holder, the Guarantee made pursuant to this Supplemental Indenture, to the extent
               theretofore discharged, shall be reinstated in full force and effect.

          (h)  Each Guarantor agrees that it shall not be entitled to any right of subrogation in relation to the Holders in respect of any obligations guaranteed hereby until payment in full of all obligations guaranteed hereby. Each Guarantor further agrees that, as between such Guarantor, on the one hand, and the Holders and the Trustee, on the other hand:

               (i)  the maturity of the Obligations guaranteed hereby may be accelerated as provided in Article 4 of the Indenture for
                    the purposes of the Guarantee made pursuant to this
                    Supplemental Indenture, notwithstanding any stay, injunction or other prohibition preventing such acceleration in respect of the Obligations guaranteed hereby;

               (ii) in the event of any declaration of acceleration of such
                    Obligations as provided in Article 4 of the Indenture, such
                    Obligations (whether or not due and payable) shall forthwith become due and payable by such Guarantor for the purpose of the Guarantee made pursuant to this Supplemental Indenture;
                    and

              (iii) each Guarantor shall have the right to seek contribution from any other non-paying Guarantor so long as the exercise of such right does not impair the rights of the Holders or the Trustee under the Guarantee made pursuant to this
                    Supplemental Indenture.

     4. GUARANTORS MAY CONSOLIDATE, ETC. ON CERTAIN TERMS.

          (a)  Except as set forth in Articles 6 and 9 of the Indenture, nothing contained in the Indenture, this Supplemental Indenture or in the
               Securities shall prevent (a) any consolidation or merger of any
               Guarantor with or into the Company or any Guaranteeing
               Subsidiary, (b) any transfer, sale or conveyance of the property of

               any Guarantor as an entirety or substantially as an entirety, to the Company or any other Guaranteeing Subsidiary or (c) any merger of a Guarantor with or into an Affiliate of that Guarantor in another State of the United States so long as the amount of
               Indebtedness of the Company and the domestic non-Guarantor subsidiaries is not increased thereby.

          (b)  Except as set forth in Article 9 of the Indenture, nothing contained in the Indenture, this Supplemental Indenture or in the
               Securities shall prevent any consolidation or merger of any
               Guarantor with or into a corporation or corporations other than the Company or any other Guaranteeing Subsidiary (in each case, whether or not affiliated with the Guarantor), or successive consolidations or mergers in which a Guarantor or its successor or successors shall be a party or parties, or shall prevent any sale or conveyance of the property of any Guarantor as an
               entirety or substantially as an entirety, to a corporation other than the Company or any other Guaranteeing Subsidiary (in each case, whether or not affiliated with the Guarantor) authorized to acquire and operate the same; provided, however, that each
               Guarantor hereby covenants and agrees that (i) subject to the
               Indenture, upon any such consolidation, merger, sale or
               conveyance, the due and punctual performance and observance of all of the covenants and conditions of the Indenture and this
               Supplemental Indenture to be performed by such Guarantor, shall be expressly assumed (in the event that such Guarantor is not the surviving corporation in the merger), by supplemental indenture satisfactory in form to the Trustee, executed and delivered to the Trustee, by the corporation formed by such consolidation, or into which such Guarantor shall have been merged, or by the corporation which shall have acquired such property, (ii)
               immediately after giving effect to such consolidation, merger, sale or conveyance no Default or Event of Default exists, and
               (iii) such transaction will only be permitted under the Indenture and this Supplemental Indenture if it would be permitted under the terms of all of the indentures governing the Outstanding
               Senior Subordinated Notes as the same are in effect on the date hereof (whether or not those indentures are subsequently amended, waived, modified or terminated or expire and whether or not any of these Securities continue to be outstanding).

          (c)  In case of any such consolidation, merger, sale or conveyance and upon the assumption by the successor corporation, by supplemental indenture, executed and delivered to the Trustee and satisfactory in form to the Trustee, of the Guarantee made pursuant to this
               Supplemental Indenture and the due and punctual performance of all of the covenants and conditions of the Indenture and this
               Supplemental Indenture to be performed by each

               Guarantor, such successor corporation shall succeed to and be substituted for such Guarantor with the same effect as if it had been named herein as one of the Guarantors. Such successor corporation thereupon may cause to be signed any or all of the
               Guarantees to be endorsed upon the Securities issuable under the
               Indenture which theretofore shall not have been signed by the
               Company and delivered to the Trustee. All the Guarantees so issued shall in all respects have the same legal rank and benefit under the Indenture and this Supplemental Indenture as the
               Guarantees theretofore and thereafter issued in accordance with the terms of the Indenture and this Supplemental Indenture as though all of such Guarantees had been issued at the date of the execution hereof.

     5. RELEASES.

          (a)  Concurrently with any sale of assets (including, if applicable, all of the Capital Stock of a Guarantor), all Liens, if any, in
               favor of the Trustee in the assets sold thereby shall be
               released. If the assets sold in such sale or other disposition include all or substantially all of the assets of a Guarantor or all of the Capital Stock of a Guarantor, then the Guarantor (in the event of a sale or other disposition of all of the Capital
               Stock of such Guarantor) or the Person acquiring the property (in the event of a sale or other disposition of all or substantially all of the assets of such Guarantor) shall be released from and relieved of its obligations under this Supplemental Indenture and its Guarantee made pursuant hereto. Upon delivery by the Company to the Trustee of an Officers' Certificate to the effect that such sale or other disposition was made by the Company or the
               Guarantor, as the case may be, in accordance with the provisions of the Indenture and this Supplemental Indenture, the Trustee shall execute any documents reasonably required in order to evidence the release of the Guarantor from its obligations under this Supplemental Indenture and its Guarantee made pursuant hereto. If the Guarantor is not released from its obligations under its Guarantee, it shall remain liable for the full amount of principal of and interest (including Contingent Interest, if any) and Additional Amounts, if any, on the Securities and for
               the other obligations of such Guarantor under the Indenture as provided herein.

          (b)  Upon the designation of a Guarantor as an Excluded Subsidiary in accordance with the terms of the Indenture and the indentures governing the Outstanding Senior Subordinated Notes as the same are in effect on the date hereof (whether or not those indentures are subsequently amended, waived, modified or terminated or expire and whether or not any of those Securities continue to be outstanding), such Guarantor shall be released and relieved of its obligations under the Indenture and this Supplemental
               Indenture. Upon delivery by the Company to the Trustee of an
               Officers' Certificate and an Opinion of Counsel to the effect that such designation of such Guarantor as an Excluded Subsidiary was made by the Company in accordance with the provisions of the
               Indenture and the indentures governing the Outstanding Senior
               Subordinated Notes as the same are in effect on the date hereof
               (whether or not those indentures are subsequently amended, waived, modified, terminated or expire and whether or not any of those Securities continue to be outstanding), the Trustee shall execute any documents reasonably required in order to evidence the release of such Guarantor from its obligations under its
               Guarantee. Any Guarantor not released from its obligations under its Guarantee shall remain liable for the full amount of
               principal of and interest on the Securities and for the other obligations of any Guarantor under the Indenture as provided herein.

     6. NO RECOURSE AGAINST OTHERS. No past, present or future director, officer, employee, incorporator, stockholder or agent of any Guarantor, as such, shall have any liability for any obligations of the Company or any Guarantor under the Securities, any Guarantees, the Indenture or this Supplemental
Indenture or for any claim based on, in respect of, or by reason of, such obligations or their creation. Each Holder of the Securities by accepting a
Security waives and releases all such liability. The waiver and release are part of the consideration for issuance of the Securities. Such waiver may not be effective to waive liabilities under the federal securities laws and it is the view of the Securities and Exchange Commission that such a waiver is against public policy.

     7. SUBORDINATION OF GUARANTEES; ANTI-LAYERING. No Guarantor shall incur, create, issue, assume, guarantee or otherwise become liable for any Indebtedness that is subordinate or junior in right of payment to any Senior Debt of a
Guarantor and senior in any respect in right of payment to any of the
Guarantees. Notwithstanding the foregoing sentence, the Guarantee of each
Guarantor shall be subordinated to the prior payment in full of all Senior Debt of that Guarantor (in the same manner and to the same extent that the Securities are subordinated to Senior Debt), which shall include all guarantees of Senior
Debt.

     8. THIS SUPPLEMENTAL INDENTURE, SHALL BE GOVERNED BY, AND CONSTRUED IN
ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

     9. COUNTERPARTS. The parties may sign any number of copies of this
Supplemental Indenture. Each signed copy shall be an original, but all of them together represent the same agreement.

     10. EFFECT OF HEADINGS. The Section headings herein are for convenience only and shall not affect the construction hereof.

     11. THE TRUSTEE. The Trustee shall not be responsible in any manner whatsoever for or in respect of the validity or sufficiency of this Supplemental
Indenture or for or in respect of the recitals contained herein, all of which recitals are made solely by the Guarantors and the Company.

     IN WITNESS WHEREOF, the parties hereto have caused this Supplemental
Indenture to be duly executed and attested, all as of the date first above written.

Dated: November 4, 2003             L-3 COMMUNICATIONS HOLDINGS, INC.

                                    By: ______________________________________
                                        Name:
                                        Title:

Dated: November 4, 2003          L-3 COMMUNICATIONS AEROMET, INC.
                                 AMI INSTRUMENTS, INC.
                                 APCOM, INC.
                                 BROADCAST SPORTS INC.
                                 CELERITY SYSTEMS INCORPORATED
                                 ELECTRODYNAMICS, INC.
                                 L-3 COMMUNICATIONS AVIONICS COMPONENT
                                     OVERHAUL AND REPAIR, INC.
                                 L-3 COMMUNICATIONS AVIONICS SYSTEMS, INC.
                                 L-3 COMMUNICATIONS FLIGHTSYSTEMS
                                     CORPORATION
                                 HENSCHEL INC.
                                 HYGIENETICS ENVIRONMENTAL SERVICES, INC.
                                 INTERSTATE ELECTRONICS CORPORATION
                                 KDI PRECISION PRODUCTS, INC.
                                 L-3 COMMUNICATIONS AIS GP CORPORATION
                                 L-3 COMMUNICATIONS ATLANTIC SCIENCE AND
                                     TECHNOLOGY CORPORATION
                                 L-3 COMMUNICATIONS AYDIN CORPORATION'
                                 L-3 COMMUNICATIONS CORPORATION
                                 L-3 COMMUNICATIONS ESSCO, INC.
                                 L-3 COMMUNICATIONS GOVERNMENT SERVICES, INC.
                                 L-3 COMMUNICATIONS ILEX SYSTEMS, INC.
                                 L-3 COMMUNICATIONS IMC CORPORATION
                                 L-3 COMMUNICATIONS INTEGRATED
                                     SYSTEMS L.P.
                                 L-3 COMMUNICATIONS INVESTMENTS, INC.
                                 L-3 COMMUNICATIONS KLEIN ASSOCIATES, INC.
                                 L-3 COMMUNICATIONS SECURITY AND
                                     DETECTION SYSTEMS CORPORATION
                                     DELAWARE
                                 L-3 COMMUNICATIONS SECURITY AND
                                     DETECTION SYSTEMS CORPORATION
                                     CALIFORNIA
                                 L-3 COMMUNICATIONS SPD TECHNOLOGIES, INC.
                                 L-3 COMMUNICATIONS STORM CONTROL
                                     SYSTEMS, INC.
                                 L-3 COMMUNICATIONS TMA CORPORATION
                                 L-3 COMMUNICATIONS WESTWOOD CORPORATION
                                 MCTI ACQUISITION CORPORATION
                                 MICRODYNE COMMUNICATIONS TECHNOLOGIES
                                     INCORPORATED
                                 MICRODYNE CORPORATION

                                 MICRODYNE OUTSOURCING INCORPORATED
                                 MPRI, INC.
                                 PAC ORD INC.
                                 POWER PARAGON, INC.
                                 SHIP ANALYTICS, INC.
                                 SHIP ANALYTICS INTERNATIONAL, INC.
                                 SHIP ANALYTICS USA, INC.
                                 SOUTHERN CALIFORNIA MICROWAVE, INC.
                                 SPD ELECTRICAL SYSTEMS, INC.
                                 SPD HOLDINGS, INC.
                                 SPD SWITCHGEAR INC.
                                 SYCOLEMAN CORPORATION
                                 TROLL TECHNOLOGY CORPORATION
                                 WESCAM AIR OPS INC.
                                 WESCAM AIR OPS LLC
                                 WESCAM INCORPORATED
                                 WESCAM LLC
                                 WESCAM SONOMA INC.
                                 WESCAM HOLDINGS (US) INC.
                                 WOLF COACH, INC.
                                          As Guaranteeing Subsidiaries

                                 By: ______________________________________
                                     Name:
                                     Title:

Dated:  November 4, 2003                    THE BANK OF NEW YORK,
                                            as Trustee

                                            By: ________________________________
                                                Name:
                                                Title: